                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          RED OAK HEREFORD FARMS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                          RED OAK HEREFORD FARMS, INC.
                               2010 Commerce Drive
                               Red Oak, Iowa 51566

                                 -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 26, 1999

                                 -------------


TO OUR SHAREHOLDERS:

         The Annual Meeting of Shareholders of Red Oak Hereford Farms, Inc. (the "Company") will be held at the Red Oak Country Club, 2038 200th Street, Red Oak, Iowa, on Wednesday, May 26, 1999, at 10:30 a.m. (local time) for the following purposes:

         (1) to elect eight directors to hold office until the Annual Meeting of Shareholders in 2000, and until their successors are elected and qualified;

         (2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on April 15, 1999, will be entitled to vote at the meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                            Peter Hudgins
                                            Secretary


May 14, 1999
Red Oak, Iowa


--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO SIGN, MARK, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ADDRESSED REPLY ENVELOPE, WHICH IS FURNISHED FOR YOUR CONVENIENCE. THIS ENVELOPE NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                          RED OAK HEREFORD FARMS, INC.
                               2010 Commerce Drive
                               Red Oak, Iowa 51566
                                  712-623-9224

                                 -------------

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 26, 1999

                                 -------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Red Oak Hereford Farms, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders to be held on Wednesday, May 26, 1999, at 10:30 a.m., at the Red Oak Country Club, 2038 200th Street, Red Oak, Iowa, or at any adjournment or adjournments thereof. This Proxy Statement, the Notice, the Proxy and the Company's 1998 Annual Report have been mailed on or before May 14, 1999 to each shareholder of record at the close of business April 15, 1999.

         You are requested to sign, mark and complete the enclosed Proxy and return it in the addressed reply envelope which is furnished for your convenience. If any matters that are not specifically set forth on the proxy card and in this Proxy Statement properly come before the Annual Meeting, the proxies intend to vote on such matters in accordance with their reasonable business judgement.

         Proxies in the form enclosed, if duly signed, marked, and received in time for voting, will be voted in accordance with the directions of the shareholders. The giving of a Proxy does not preclude the right to vote in person should the shareholder so desire. A shareholder may revoke a Proxy by giving notice to the Secretary of the Company in writing at the address of the principal executive offices or in open meeting, but such revocation shall not affect any vote previously taken.

         The expense of soliciting Proxies for the Annual meeting, including the cost of preparing, assembling, and mailing the Notice, Proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by the use of the mails and through brokers and banking institutions and may also be made by officers and regular employees of the Company. Proxies may be solicited by personal interview, mail, telephone and possibly by facsimile transmission.

         As hereinafter used, and unless otherwise provided, the term "Executive Officers" refers to the President and Chief Executive Officer, and the Vice President and Chief Financial Officer.

                                VOTING SECURITIES

General

         Each holder of record of the Company's Common Stock, par value $0.001 per share, at the close of business on April 15, 1999 is entitled to one vote per share on matters that come before the Annual Meeting.

         The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum to take action at a shareholders' meeting. Shares which are present, or represented by a proxy, will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on a matter ("Abstentions") or whether a broker with discretionary authority fails to exercise its discretionary authority to vote shares with respect to the matter ("Broker Non-Votes"). The affirmative vote of at least a majority of the votes cast at the Annual Meeting of Shareholders by all shareholders entitled to vote thereon is required to adopt any proposal. For voting purposes, only shares voted either for or against the adoption of proposal or the election of directors, and neither Abstentions not Broker Non-Votes, will be counted as voting in determining whether a proposal is approved or a director is elected. As a consequence, Abstentions and Broker Non-Votes will have no effect on the adoption of a proposal or the election of a director.

         At the close business on April 15, 1999, there were 15,009,665 shares of the Company's Common Stock entitled to vote at the Annual Meeting.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth, as of April 15, 1999, the shares of the Company's Common Stock held by shareholders of the Company who were known by the Company to own beneficially more that 5% of its outstanding Common Stock, by the Directors and nominees, and by all Directors and Executive Officers of the Company as a group:

                                                          Amount and Nature                 Percentage of Shares
   Title of                   Name of                       of Beneficial                    Owned by Beneficial
     Class                Beneficial Owner                  Ownership (1)                   Owners and Management
---------------    -------------------------------    --------------------------       -------------------------------
Common             Gordon Reisinger                          5,976,320 (2)                        33.3%
                   Rural Route 3
                   Red Oak, Iowa 51566

Common             Cimarron Investments, LP                  2,100,000                            11.7%
                   RR 3
                   Red Oak, Iowa 51566


Common             John Derner                               6,426,321 (3)                        35.9%
                   2353 213th Avenue
                   Milford, Iowa 51351

Common             JKSBM, LP                                 2,175,000                            12.1%
                   2353 213th Avenue
                   Milford, Iowa  51351

Common             Charles Kolbe                               775,821 (4)                         4.3%

Common             Dwayne Lewis                                 79,000                              *

Common             Florentine Van Tiem                               0                              *

Common             Johan Smit                                        0                              *

Common             Jack Holden                                  29,000 (5)                          *

Common             Ron Daggett                                  29,000 (6)                          *

Common             All Officers and  Directors as           13,376,462 (7)                        69.7%
                   a Group:  (10 persons)

* Represents less than 1%

(1) Beneficial ownership has been determined pursuant to Rule 13(d)-3 (d) (1) under the Securities Exchange Act of 1934, as amended.

(2) Includes 512,820 shares owned by Cimarron Properties which is owned and controlled by Gordon Reisinger and 2,100,000 shares owned by Cimarron Investments, LP, a family partnership controlled by Mr. Reisinger. Also, includes 1,380,000 stock options held by Mr. Reisinger.

(3) Includes 2,175,000 shares owned by JKSBM, a family limited partnership, which is owned and controlled by Mr. Derner, and 512,821 shares owned by Derner's of Milford, a company controlled by Mr. Derner and 265,000 shares owned by the Derner Foundation which Mr. Derner controls. Also, includes 1,380,000 stock options held by Mr. Derner.

(4) Includes 512,821 shares owned by Wall Lake Cattle Company, a company controlled by Mr. Kolbe. Mr. Kolbe also holds 60,000 of stock options.

(5) Includes options to purchase 5,000 shares of Common Stock and warrants to purchase 10,000 shares of Common Stock.

(6) Includes 10,000 shares of Common Stock held jointly with Mr. Daggett's spouse. Also includes warrants to purchase 10,000 shares of Common Stock and options to purchase 5,000 shares of Common Stock.

(7) Includes warrants to purchase 41,750 shares of Common Stock and options to purchase 2,875,000 shares of Common Stock.

                        DIRECTORS AND EXECUTIVE OFFICERS


         At the Annual Meeting, eight persons will be elected to the Board of Directors to serve for one year.

         Listed below are the nominees for the Board of Directors. Any Proxy not specifically marked will be voted by the named proxies for the election of the nominees named below, except as otherwise instructed by the shareholders. It is not contemplated that any of the nominees will be unable or unwilling to serve as a Director, but, if that should occur, the Board of Directors reserves the right to nominate another person.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:


                             NOMINEES FOR DIRECTORS

         Florentine Stewart Van Tiem, age 60. Mrs. Van Tiem is an entrepreneur, marketing consultant, and real estate developer. She has a history of successful management ventures.

         Mrs. Van Tiem is the sole owner of the Troumassee Estates. The 1,200+ acres of cattle (the largest herd on the island and one of the largest in the Caribbean), copra, and bananas, as well as six miles of beach and ocean frontage on the island of St. Lucia, located in the West Indies. She is Chairman of the Board of her own national franchising company for solely owned products in the bread and cookie lines. Her bread mixes, cookie mixes, promotional programs, and wrappers are sold nationally.

         Mrs. Van Tiem is the recipient of numerous awards including--Crusade for Freedom, Viscountess, National Woman of the Year, National Creativity Award. She has been a director of Hillcrest Laboratories, F.I.C.C. Louise K. Buell Scholarship and Award Foundation, National Enrichment Association, Society for the Performing Arts, Central Business Association of the Detroit Symphony, TB and Healthy Society, Pilot Club, American Baker's Association, and American Women in Radio and Television. She has also served on the Board of Regents of St. Mary's University. She is also listed in Who's Who and the National Social Register.

         Johan Alexander Smit, age 45. Mr. Smit is Managing Director of Smitfort Steel. As director of Smitfort-Staal BV, Mr. Smit manages a worldwide steel company. He attended the London School of Economics and received his Masters in Business Administration from the University of Neyerrode.

         Mr. Smit is an honorary member of the Dutch Export Federation, a board member of Business Club Zwijndrecht (ovz) and a supervisory board member of the Dutch Trading Company.

         Gordon Reisinger, Director and President, age 58. Prior to its acquisition by the Company, Mr. Reisinger was the managing partner and a 33.33% owner in Midland Cattle Company, which he formed in 1987. Midland is a cattle trader, which buys and sells feeder cattle nationwide, including cattle for the CHB program. Mr. Reisinger was also a managing partner and a 33.33% owner in Mid-Ag prior to its reverse acquisition of the Company. Mr. Reisinger has managed the Eldora Livestock auction his father built in 1939 and has been active in family farming and cattle operations, cattle feeding, commercial and farmer feedlot quality-control auditing, and nationwide cattle brokering his entire life. Mr. Reisinger holds a Bachelor's Degree in Animal Science from Iowa State University.

         John Derner, Director and Vice President, age 47. Mr. Derner owns and manages an 8,000 head cattle feedlot and a large row crop operation in West Lake Okoboji, Iowa. Mr. Derner also owns a manufacturing company, Shell Rock Products, Inc., that manufactures and distributes numerous ornamental concrete products nationwide. Mr. Derner was also a 33.33% partner in Midland and Mid-Ag prior to their acquisition by the Company.

         Charles Kolbe, Director and Chairman of the Board, age 56. Mr. Kolbe owns a family farming and cattle feeding operation in Lake View, Iowa. In addition to farming and cattle feeding operations, Mr. Kolbe has been active in the financial world, having held positions as a director and principal of banks in Iowa and Minnesota. Mr. Kolbe was a co-founder and 33.33% owner of Midland prior to its acquisition by the Company. He is on the executive committee of the Iowa Cattleman's Association, Iowa Beef Industry Council and the National Livestock and Meat Board. He is past President of the Iowa Cattleman's Association and past Chairman of the Iowa Beef Industry Council.

         Jack B. Holden, Director, age 33. Mr. Holden manages his family's Hereford operation, Holden Herefords, on a 2,000-acre ranch near Valier, Montana. Mr. Holden is active in the National Cattleman's Beef Association, Montana Stockgrowers and its Seedstock Committee. He is also active in the American Hereford Association and the Montana Farm Bureau. He serves as Director of the Montana Hereford Association, and Vice President and Director of the Pondera County Canal and Reservoir Company.

         Dwayne Lewis, Director, age 66. Mr. Lewis operates Lewis Feedlot. He currently runs approximately 17,000 cattle in this operation. He has been active in the Nebraska Livestock Feeders Association and chaired the Environmental Committee for the National Feeders Association. He has been a member of National Cattlemen's Beef Association and Nebraska Cattlemen's Association.

         Mr. Lewis' quarterhorse operation is recognized as one of the top stables in the United States. He has served as President of the Nebraska Quarterhorse Association and a member of the Board of Directors of the American Quarterhorse Association.

         Along with his cattle feeding and quarterhorse operations, Mr. Lewis and his two sons operate 3,500 acres of irrigated farmland. He has also served as Chairman of the Board of Gibbon Bank for 12 years. His community service included 20 years as a member and term as President of the local School Board in his district near Kearney, Nebraska.

         Ron Daggett, Director, age 51. Mr. Daggett served as a First Vice President, Sales for Dean Witter from 1994 to 1997. For the past two years, Mr. Daggett has served as First Vice President, Sales for Everen Securities, Inc.

                  During the fiscal year ended December 31, 1998, seven scheduled meetings of the Board of Directors were held.

         The Company issues each director 1,000 shares of Common Stock for attendance at each meeting of the Board of Directors. The Company also reimburses directors for their travel and other reasonable expenses incurred in attending each meeting of the Board of Directors or any of its committees.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company has a standing Audit Committee. The Committee is charged with the responsibility of reviewing reports from the Company's independent certified public accountants, keeping the Board informed with respect to the Company's accounting policies and the adequacy of internal controls, making recommendations regarding the selection of the Company's independent certified public accountants and reviewing the scope of their audit. The Audit Committee was created by corporate resolution by the Board of Directors on January 29, 1999. The Audit Committee members currently consist of Ron Daggett and Chuck Kolbe. The Audit Committee has held no meeting since formation in January of 1999.

         The Board of Directors has a standing Compensation Committee, the function of which is to review and make recommendations with respect to compensation of the President and Chief Executive Officer and the other key executive officers of the Company, including salary, bonus and benefits under the various compensation plans maintained by the Company. The Compensation Committee members are Gordon Reisinger and Ron Daggett. During the fiscal year ended December 31, 1998, there was one meeting of the Compensation Committee.

         The Board of Directors has a standing Nominating Committee charged with the responsibility of making its recommendations annually to the Board with respect to those persons for whose election as Directors by the shareholders proxies shall be solicited by the Board of Directors and the filling of any vacancy among the shareholder-elected Directors. The Nominating Committee will consider shareholder recommendations of nominees for election to the Board if the recommendations are accompanied by comprehensive written information relating to the recommended individual's business experience and background and by a consent executed by the recommended individual stating that he or she desires to be considered as a nominee, and, if nominated or elected, that he or she will serve as a Director. Recommendations should be sent to the Secretary of the Company by December 1, 1999, to consider and recommend the candidates to be nominated for election at this meeting.

         EXECUTIVE OFFICERS (Not Also Directors):

         Harley Dillard, Vice President and Chief Financial Officer. Mr. Dillard worked in public accounting and then with Monfort of Colorado in several capacities, including plant Controller for the Monfort Greeley Slaughter Plant and Controller for the Monfort Portion Foods Division. He gained more consumer product experience as Controller and Director of Finance for the Denver Coca-Cola Franchise. From 1984 until 1996, Mr. Dillard held positions with Robertson Associates Manufacturing, Inc., ("RAMI") an aluminum beverage packaging manufacturer. Mr. Dillard joined RAMI as Controller and was promoted to Vice President and Chief Financial Officer. Since 1996 until he joined the Company, Mr. Dillard was General Manager of Cruisin Cuisine/WP&G Distributing, a privately held manufacturer and distributor of wholesale food products. Mr. Dillard is a Certified Public Accountant.

         Pete Hudgins, Vice President - Special Projects. Mr. Hudgins' lifelong cattle industry experience began with his participation as the fifth generation of a commercial Hereford Ranching and buying business in Texas. His entrepreneurial activities in Real Estate Development, oil and gas, and Niche Cattle Marketing bring a unique skill profile to the special projects of building a unique proprietary branded beef business. Among his responsibilities are investor, customer, and producer relations, which draw on substantial cattle organization and capitol formation experience. He also coordinates projects with Mr. Reisinger and other management in various areas of the enterprise.


                         COMPLIANCE WITH SECTION 16(a)

         All Directors and Executive Officers have inadvertently omitted filing Form 3 within ten days of election. The Form 3 for each Director and Executive Officer is in the process of being filed.

         The Directors and Executive Officers include: Gordon Reisinger, John Derner, Charles Kolbe, Dwayne Lewis, Jack Holden, Ron Daggett, Harley Dillard, and Pete Hudgins.


           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Policies Applicable To Executive Officers

         The purpose of the Company's executive compensation program is to attract, retain and motivate qualified executives to manage the business of the Company so as to maximize profits and shareholder value. Executive compensation in the aggregate is made up principally of the executive's annual base salary, a bonus which may be awarded under the Company's Management Incentive Plan and awards of Company stock or stock options under the Company's 1997 and 1998 Stock Option Plans. The Company's Compensation Committee (the "Committee") annually considers and makes recommendations to the Board of Directors as to executive compensation including changes in base salary and bonuses.

         Consistent with the above-noted purpose of the executive compensation program, it is the policy of the Committee, in recommending the aggregate annual compensation of executive officers of the Company, to consider the overall performance of the Company, the performance of the division of the Company for which the executive has responsibility and the individual contribution and performance of the executive. The performance of the Company and of the function for which the executive has responsibility are significant factors in determining aggregate compensation although they are not necessarily determinative. While shareholders' total return is important and is considered by the Committee, it is subject to the vagaries of the public market place and the Company's compensation program focuses on the Company's strategic plans, corporate performance measures, and specific corporate goals, which should lead to improved performance. The corporate performance measures which the Committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years, with budgets, and with the Company's competitors and peer group.

         The Compensation Committee does not rely on any fixed formulae or specific numerical criteria in determining an executive's aggregate compensation. It considers both corporate and personal performance criteria, competitive compensation levels, the economic environment and changes in the cost of living as well as the recommendations of management. The Committee exercises business judgment based on all of these criteria and the purpose of the executive compensation program.

                                                        Compensation Committee
                                                           Gordon Reisinger
                                                           Ron Daggett


                                                 Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------

                                                                        Long-term Compensation
                                                                ---------------------------------------
                                    Annual Compensation                    Awards            Payouts
                             --------------------------------------------------------------------------
                                                                      (1)

  Name and Principal                             Other Annual     Restricted     Number of     LTIP       All Other
       Position        Year    Salary    Bonus   Compensation    Stock Awards     Options    Payouts    Compensation
------------------------------------------------------------------------------------------------------------------------
Gordon Reisinger      1998    $ 120,000   -0-       $53,333         $97,970         -0-        -0-           -0-
President/ Director

Harley Dillard        1998    $ 110,000   -0-         -0-          $ 25,000       140,000    $408,800        -0-
Treasurer/Chief
Financial Officer

John Derner           1998     $ 55,000   -0-       $33,333        $ 97,970         -0-        -0-           -0-
Vice President/
Director

Charles Kolbe         1998     $ 60,000   -0-      $ 33,333         $11,970         -0-        -0-           -0-
Chairman
------------------------------------------------------------------------------------------------------------------------

(1) Values of Restricted Stock Awards shown in the Summary Compensation Table are based on the average market price of the Company's Common Stock on the date of the grant.


Certain Relationships and Related Party Transactions

         Mr. Gordon Reisinger is paid an annual salary of $120,000 as President of the Company. Mr. Reisinger is also paid a consulting fee of $53,333. Mr. Reisinger is part owner of a company that leases an office building to the Company. The lease payments made in 1998 were $48,000. He was also paid $1,000 and issued 4,000 shares of Common Stock for his services as a director. Mr. Reisinger also received 50,000 shares of Common Stock for additional services to the Company. During 1998, ROF purchased cattle totaling $596,433 from a company owned by Mr. Reisinger.

                  Mr. John Walker, Mr. Reisinger's son-in-law, works for Midland as its General Manager. He buys and sells cattle for Midland and was paid $69,000 for his services in 1998. Mr. Walker and his wife, Mrs. Kathy Walker, own an entity that buys cattle from Midland. During 1998, cattle purchases by Mr. and Mrs. Walker from Midland were approximately $626,600. In order to insure a sufficient supply of CHB, the Company started entering into financing arrangements, i.e., repurchase agreements, with related parties during 1998. The Company's agreement with the related party is that the Company retains the benefit from any gains on the cattle and the risk of any losses. In addition, the Company reimburses the related party for any costs incurred on the cattle, such as grain, vet, yardage, etc., as well as pays interest on the funds advanced by the related party to "purchase" the cattle and to pay other expenses related to the cattle. The cattle are purchased by the Company for meat processing. During 1998, Midland paid $776,731 under this arrangement.

         Mr. Todd Reisinger, Mr. Reisinger's son, works as a meat salesman for ROF and was paid $50,000 in 1998. Mrs. Walker works as a part-time bookkeeper for Midland and received $4,800 in 1998.

         Mr. Charles Kolbe, a director and employee of the Company, received $1,000 in director fees in 1998 and was issued 4,000 shares of Common Stock. Mr. Kolbe also received consulting fees from Midland totaling $33,333 in 1998. Mr. Kolbe also received $60,000 for work performed for Midland. In order to insure a sufficient supply of CHB, the Company started entering into financing arrangements, i.e., repurchase agreements, with related parties during 1998. The Company's agreement with the related party is that the Company retains the benefit from any gains on the cattle and the risk of any losses. In addition, the Company reimburses the related party for any costs incurred on the cattle, such as grain, vet, yardage, etc., as well as pays interest on the funds advanced by the related party to "purchase" the cattle and to pay other expenses related to the cattle. The cattle are purchased by the Company for meat processing. During 1998, Midland paid $413,000 under this arrangement.

         Mr. Reisinger, Mr. Walker, and Mr. Kolbe are owners of a trucking business that transported cattle for Midland and ROF. During 1998, this entity was paid $196,602 for its services.

         Mr. Reisinger and Mr. Walker are owners of a trucking company that transports cattle for Midland and ROF. During 1998, this entity was paid $68,104.

         Mr. Dwayne Lewis, a director of the Company, was issued 4,000 shares of Common Stock and $1,000 for his services as a director. He was also issued 50,000 shares of Common Stock for additional services to the Company. During 1998, Midland sold cattle to his entity totaling $302,764 and ROF purchased cattle totaling $6,847,497.

         Mr. John Derner was paid a consulting fee of $33,333 from Midland in 1998. He was also paid a salary of $55,000 as an employee of ROF. He received $1,000 as a fee and was issued 4,000 shares of Common Stock for his services as a director of the Company. Mr. Derner also received 50,000 shares of Common Stock for additional services to the Company. Mr. Derner is an owner of an entity that purchases cattle from Midland. In 1998, such purchases totaled approximately $1,800,000. Also during 1998, ROF purchased cattle totaling $3,269,3112 from a company owned by Mr. Derner. Mr. Derner also provided an airplane for the use by the Company. The Company pays Mr. Derner rent on the airplane. The Company makes payments for the pilot, fuel, and expenses to third parties. The total of rent expense paid for 1998 was $19,500.

         Messrs. Holden, Daggett, and Sturm each were issued 4,000 shares of Common Stock for their services as directors of the Company.

         Mr. Harley Dillard, the Company's Chief Financial Officer, received compensation in 1998 totaling $110,000. Mr. Dillard was also issued 5,000 shares of Common Stock and was granted options to purchase 140,000 shares of Common Stock.

                                PERFORMANCE GRAPH

         Comparison of three-year cumulative total return among Red Oak Hereford Farms, Inc. (HERF) and The Bloomberg Food-Meat Products Group (FMP*).


                                  Total Return
                      Stock Price Plus Reinvested Dividends
           ---------------- -------------------- --------------------
                                   HERF                 FMP*
           ---------------- -------------------- --------------------
           12/31/96               $ 2.00               $ 12.39
           12/31/97               $ 5.00               $ 17.82
           12/31/98               $ 0.75               $ 13.74
           ---------------- -------------------- --------------------

* Based on information from the Bloomberg Food-Meat Products Group, as available from Bloomberg, which includes the following companies, but from which the company has been excluded:

   Hormel Foods Corporation, Iowa Beef Packers Inc., Smithfield Foods Inc., Thorn Apple Valley Inc., Fresh Foods Inc., Doughtie's Foods Inc., Cattleman's Inc., Rymer Foods Inc., and Agri-Foods International Inc.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The intention of the Board of Directors is to select HLB Gross Collins, P.C. for the 1999 certifying accountants. HLB Gross Collins, P.C. will be available to answer questions at the Annual Meeting and make any statement, if they so choose.

         On December 4, 1998, BDO Seidman, LLP resigned as the Company's certifying accountants. During the most recent fiscal year, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. BDO Seidman, LLP's report on the financial statements for the past year contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles. The accountant's report contained an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

         On January 18, 1998, the Company retained HLB Gross Collins, P.C. as the Company's certifying accountants.


                                 OTHER BUSINESS

         The Board of Directors does not know of any other business to come before the Annual Meeting. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters.


                      PROPOSALS FOR THE 2000 ANNUAL MEETING

         Shareholders of the Company are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission ("SEC") and the Company's By-Laws. Should a shareholder wish to have a proposal considered for inclusion in the proxy statement for the Company's 2000 Annual Meeting, under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), such proposal must be received by the Company on or before December 1, 1999.

         In connection with the Company's 2000 Annual Meeting and pursuant to Rule 14a-4 under the Exchange Act, if the shareholder's notice is not received by the Company on or before February 7, 2000, the Company (through management proxy holders may exercise discretionary voting authority when the proposal is raised at the annual meeting without any reference to the matter in the proxy statement.

         The above summary, which sets forth only the procedures by which business may be properly brought before and voted upon at he Company's Annual Meeting, is qualified in its entirety by reference to the Company's By-Laws.

         All shareholder proposals and notices should be directed to the Secretary of the Company at 2010 Commerce Drive, Red Oak, Iowa 51566.

                      ANNUAL REPORT ON FORM 10-K FILED WITH
                       SECURITIES AND EXCHANGE COMMISSION

         A copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998 may be obtained, without charge, by any shareholder, upon written request directed to Peter Hudgins, Secretary, Red Oak Hereford Farms, Inc., 2010 Commerce Drive, Red Oak, Iowa 51566.



                                           By Order of the Board of Directors
                                             Peter Hudgins
                                             Secretary

  PROXY Red Oak Hereford Farms, Inc. 2010 Commerce Drive, Red Oak, Iowa 51566
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholders of Red Oak Hereford Farms, Inc. (the "Company") hereby appoints Gordon Reisinger and Pete Hudgins as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of shareholder(s) of the Company to be held on May 26, 1999 at 10:30 a.m. central time at the Red Oak Country Club, 2038 200th Street, Red Oak, Iowa 51566, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

Proposal No. 1 - Election of Directors

/ / FOR all eight nominees listed below.
/ / WITHHOLD AUTHORITY to vote for all eight nominees listed below..
/ / FOR all eight nominees listed below, except WITHHOLD AUTHORITY to vote for the nominee((whose name(s) is (are) lined through.

Nominees: Florentine Stewart Van Tiem, Johan Alexander Smit, Gordon Reisinger,
          John Derner, Charles Kolbe, Jack B. Holden, Dwayne Lewis, and
          Ron Daggett

Proposal No. 2 - To transact such other business as may properly come before the meeting and adjournments thereof.

                        / / FOR / / AGAINST / / ABSTAIN

--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

                              THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION HEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF. DATED:________________________________,1999



                              ________________________________________________
                                        (Shareholder's signature)


                              ________________________________________________
                                        (Shareholder's signature)


                              Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears below. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with corporate name by a duly authorized officer and affix corporate seal.